Exhibit 99.1

                                THE MORTGAGE POOL

GENERAL

                  The mortgage pool will initially consist of conventional one- to four-family, adjustable- rate, fully-amortizing mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

                  The mortgage rate on each mortgage loan will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

                  The mortgage rate on all of the mortgage loans adjusts based on an index equal to Six- Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

                  Substantially all of the mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

         Approximately 82.91% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 30.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.28% per annum to 1.94% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the mortgage loans at origination was approximately $245,983. No mortgage loan had a principal balance at origination of greater than approximately $800,000 or less than approximately $67,200. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $245,821. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $800,000 or less than approximately $67,139.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.750% per annum to approximately 11.250% per annum and the weighted average mortgage rate was approximately 6.459% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 359 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to October 1, 2001 or after October 1, 2002, or will have a remaining term to maturity of less than 349 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is September 1, 2032.

         Approximately 17.00% of the mortgage loans have initial interest only periods of five years.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the mortgage loans was approximately 82.74%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 7.50%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class B Bonds" in this prospectus supplement.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.89% of the mortgage loans have not reached their first adjustment date as of the Closing Date.

         Approximately 82.91% of the mortgage loans provide for prepayment charges.

         Approximately 29.63% and 16.00% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 92.98% per annum

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION

                                                                                                   PERCENTAGE OF
                  ORIGINAL                                                                          CUT-OFF DATE
                MORTGAGE LOAN                      NUMBER OF           AGGREGATE UNPAID              AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
 50,000.01 - 100,000.00......................            105           $    8,995,701                   1.80%
100,000.01 - 150,000.00......................            323               41,271,990                   8.25
150,000.01 - 200,000.00......................            410               72,307,097                  14.46
200,000.01 - 250,000.00......................            351               78,563,379                  15.71
250,000.01 - 300,000.00......................            292               80,772,797                  16.15
300,000.01 - 350,000.00......................            205               66,688,303                  13.34
350,000.01 - 400,000.00......................            151               56,840,240                  11.37
400,000.01 - 450,000.00......................             88               37,099,604                   7.42
450,000.01 - 500,000.00......................             59               28,173,844                   5.63
500,000.01 - 550,000.00......................             23               12,076,610                   2.42
550,000.01 - 600,000.00......................              7                3,927,950                   0.79
600,000.01 - 650,000.00......................             14                8,938,381                   1.79
650,000.01 - 700,000.00......................              3                2,035,104                   0.41
700,000.01 - 750,000.00......................              1                  750,000                   0.15
750,000.01 - 800,000.00......................              2                1,559,369                   0.31
                                                       -----             ------------                 ------
     Total...................................          2,034             $500,000,369                 100.00%
                                                       =====             ============                 ======

         The average principal balance of the mortgage loans at origination was approximately $245,983.

                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
            CURRENT MORTGAGE LOAN                  NUMBER OF           AGGREGATE UNPAID              AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
 50,000.01 - 100,000.00......................            105           $    8,995,701                    1.80%
100,000.01 - 150,000.00......................            323               41,271,990                    8.25
150,000.01 - 200,000.00......................            410               72,307,097                   14.46
200,000.01 - 250,000.00......................            351               78,563,379                   15.71
250,000.01 - 300,000.00......................            294               81,372,608                   16.27
300,000.01 - 350,000.00......................            204               66,435,716                   13.29
350,000.01 - 400,000.00......................            151               56,880,925                   11.38
400,000.01 - 450,000.00......................             87               36,711,695                    7.34
450,000.01 - 500,000.00......................             59               28,173,844                    5.63
500,000.01 - 550,000.00......................             23               12,076,610                    2.42
550,000.01 - 600,000.00......................              7                3,927,950                    0.79
600,000.01 - 650,000.00......................             14                8,938,381                    1.79
650,000.01 - 700,000.00......................              3                2,035,104                    0.41
700,000.01 - 750,000.00......................              1                  750,000                    0.15
750,000.01 - 800,000.00......................              2                1,559,369                    0.31
                                                       -----             ------------                  ------
     Total...................................          2,034             $500,000,369                  100.00%
                                                       =====             ============                  ======

                 As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $245,821.

                                                         MORTGAGE RATES

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
          MORTGAGE RATES(%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -----------------                --------------        -----------------          -----------------
 2.500 -  2.999.....................                 2          $       705,273                   0.14%
 3.000 -  3.499.....................                 6                1,649,200                   0.33
 3.500 -  3.999.....................                29                8,974,118                   1.79
 4.000 -  4.499.....................                59               17,447,279                   3.49
 4.500 -  4.999.....................               126               34,474,350                   6.89
 5.000 -  5.499.....................               155               40,446,390                   8.09
 5.500 -  5.999.....................               293               77,841,851                  15.57
 6.000 -  6.499.....................               246               65,590,966                  13.12
 6.500 -  6.999.....................               336               83,687,961                  16.74
 7.000 -  7.499.....................               227               53,648,558                  10.73
 7.500 -  7.999.....................               245               54,991,005                  11.00
 8.000 -  8.499.....................               130               27,496,524                   5.50
 8.500 -  8.999.....................               115               20,777,012                   4.16
 9.000 -  9.499.....................                36                6,729,333                   1.35
 9.500 -  9.999.....................                22                4,245,427                   0.85
10.000 - 10.499.....................                 5                  840,149                   0.17
10.500 - 10.999.....................                 1                   70,368                   0.01
11.000 - 11.499.....................                 1                  384,606                   0.08
                                                 -----             ------------                 ------
     Total..........................             2,034             $500,000,369                 100.00%
                                                 =====             ============                 ======

         The weighted average mortgage rate of the mortgage loans was approximately 6.459% per annum.

                                                      NEXT ADJUSTMENT DATE

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
         NEXT ADJUSTMENT DATE              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------              --------------        -----------------          -----------------
  September 1, 2002...................                1          $       336,219                  0.07%
  October 1, 2002.....................               10                1,883,683                  0.38
  November 1, 2002....................               21                4,999,536                  1.00
  December 1, 2002....................               71               16,422,978                  3.28
  January 1, 2003.....................              425              111,068,580                 22.21
  February 1, 2003....................              627              165,287,212                 33.06
  March 1, 2003.......................               87               21,843,410                  4.37
  September 1, 2003...................                1                   87,312                  0.02
  October 1, 2003.....................                1                  347,224                  0.07
  November 1, 2003....................                1                  178,467                  0.04
  December 1, 2003....................                1                  132,828                  0.03
  January 1, 2004.....................                1                  131,572                  0.03
  February 1, 2004....................                2                  375,651                  0.08
  March 1, 2004.......................                7                1,750,593                  0.35
  April 1, 2004.......................                4                  749,149                  0.15
  May 1, 2004.........................               18                2,301,164                  0.46
  June 1, 2004........................               64               13,634,224                  2.73
  July 1, 2004........................              252               56,781,357                 11.36
  August 1, 2004......................              269               59,490,681                 11.90
  September 1, 2004...................               24                5,018,870                  1.00
  March 1, 2005.......................                1                  127,436                  0.03
  May 1, 2005.........................                1                  438,964                  0.09
  June 1, 2005........................                4                  577,819                  0.12
  July 1, 2005........................               30                7,956,515                  1.59
  August 1, 2005......................               34                7,398,236                  1.48
  September 1, 2005...................                8                2,022,850                  0.40
  June 1, 2007........................                6                1,449,060                  0.29
  July 1, 2007........................               38               10,296,630                  2.06
  August 1, 2007......................               24                6,611,447                  1.32
  September 1, 2007...................                1                  300,700                  0.06
     Total............................            2,034             $500,000,369                100.00%

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the mortgage loans will be approximately 13 months.

                                                          GROSS MARGIN

                                                                                             PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID             AGGREGATE
          GROSS MARGINS (%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -----------------                --------------        -----------------          -----------------
  0.000 - 1.999 ......................               6           $    2,406,497                   0.48%
  2.000 - 2.249.......................              24                6,943,516                   1.39
  2.250 - 2.499.......................             153               40,665,691                   8.13
  2.500 - 2.749.......................             448              115,042,475                  23.01
  2.750 - 2.999.......................             594              147,107,006                  29.42
  3.000 - 3.249.......................             352               85,947,236                  17.19
  3.250 - 3.499.......................             174               40,446,257                   8.09
  3.500 - 3.749.......................              77               17,067,522                   3.41
  3.750 - 3.999.......................              44               10,423,190                   2.08
  4.000 - 4.249.......................              59               13,892,915                   2.78
  4.250 - 4.499.......................              20                4,205,712                   0.84
  4.500 - 4.749.......................              22                4,142,666                   0.83
  4.750 - 4.999.......................              12                2,671,244                   0.53
  5.000 - 5.249.......................              40                7,090,550                   1.42
  5.250 - 5.499.......................               3                  822,976                   0.16
  6.000 - 6.249.......................               2                  246,788                   0.05
  6.500 - 6.749.......................               1                   93,750                   0.02
  7.500 - 7.749.......................               1                  499,778                   0.10
  7.750 - 7.999.......................               1                  197,514                   0.04
  8.250 - 8.499.......................               1                   87,086                   0.02
                                                 -----             ------------                 ------
     Total............................           2,034             $500,000,369                 100.00%
                                                 =====             ============                 ======

         As of the Cut-off Date, the weighted average Gross Margin of the mortgage loans will be approximately 2.907% per annum.

                                                      MAXIMUM MORTGAGE RATE

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
      MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -------------------------            --------------        -----------------          -----------------
   8.500 -   8.999....................               2          $       705,273                     0.14%
   9.000 -   9.499 ...................               7                2,059,200                     0.41
   9.500 -   9.999....................              25                7,541,019                     1.51
  10.000 -  10.499....................              57               16,683,954                     3.34
  10.500 -  10.999....................             125               34,329,500                     6.87
  11.000 -  11.499....................             141               37,364,661                     7.47
  11.500 -  11.999....................             261               67,360,231                    13.47
  12.000 -  12.499....................             218               58,378,275                    11.68
  12.500 -  12.999....................             413              105,796,218                    21.16
  13.000 -  13.499....................             216               51,705,289                    10.34
  13.500 -  13.999....................             231               52,506,629                    10.50
  14.000 -  14.499....................             127               26,607,845                     5.32
  14.500 -  14.999....................             125               23,048,640                     4.61
  15.000 -  15.499....................              43                8,243,454                     1.65
  15.500 -  15.999....................              25                4,886,237                     0.98
  16.000 -  16.499....................               9                1,342,848                     0.27
  16.500 -  16.999....................               6                  609,488                     0.12
  17.000 -  17.499....................               1                  217,404                     0.04
  18.000 -  18.499....................               1                  384,606                     0.08
  19.500 -  19.999....................               1                  229,600                     0.05
                                                 -----             ------------                   ------
     Total............................           2,034             $500,000,369                   100.00%
                                                 =====             ============                   ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the mortgage loans will be approximately 12.520% per annum.

                                                    INITIAL FIXED-RATE PERIOD

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
      INITIAL FIXED-RATE PERIOD            MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -------------------------            --------------        -----------------          -----------------
   Six Months.........................           1,242             $321,841,618                     64.37%
   Two Years..........................             645              140,979,093                     28.20
   Three Years........................              78               18,521,820                      3.70
   Five Years.........................              69               18,657,838                      3.73
                                                 -----             ------------                    ------
     Total............................           2,034             $500,000,369                    100.00%
                                                 =====             ============                    ======


                                                        INITIAL RATE CAP

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
         INITIAL RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------              --------------        -----------------          -----------------
  1.00................................          1,212             $316,385,724                      63.28%
  1.50................................             31                5,683,994                       1.14
  3.00................................            791              177,930,651                      35.59
                                                -----             ------------                     ------
     Total............................          2,034             $500,000,369                     100.00%
                                                =====             ============                     ======


                                                        PERIODIC RATE CAP

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
        PERIODIC RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
        ---------------------              --------------        -----------------          -----------------
  1.00................................            1,993             $492,434,233                    98.49%
  1.50................................               41                7,566,137                     1.51
                                                  -----             -----------                    ------
     Total............................            2,034             $500,000,369                   100.00%
                                                  =====             ============                   ======

                                                  ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                                PERCENTAGE OF
                                              NUMBER OF            AGGREGATE UNPAID        CUT-OFF DATE AGGREGATE
   ORIGINAL LOAN-TO-VALUE RATIOS (%)        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
   ---------------------------------        --------------         -----------------          -----------------
   0.01 -   20.00......................                4          $       809,266                      0.16%
  20.01 -   25.00......................                1                  105,884                      0.02
  25.01 -   30.00......................                2                  259,665                      0.05
  30.01 -   35.00......................                6                  857,204                      0.17
  35.01 -   40.00......................                2                  719,526                      0.14
  40.01 -   45.00......................               12                2,775,180                      0.56
  45.01 -   50.00......................                7                2,239,538                      0.45
  50.01 -   55.00......................               18                4,770,827                      0.95
  55.01 -   60.00......................               20                5,491,442                      1.10
  60.01 -   65.00......................               34                8,745,390                      1.75
  65.01 -   70.00......................              135               38,879,166                      7.78
  70.01 -   75.00......................              103               29,611,070                      5.92
  75.01 -   80.00......................              689              176,588,474                     35.32
  80.01 -   85.00......................               58               14,026,175                      2.81
  85.01 -   90.00......................              442              105,827,831                     21.17
  90.01 -   95.00......................              447               97,829,146                     19.57
  95.01 - 100.00.......................               54               10,464,587                      2.09
                                                   -----             ------------                    ------
    Total..............................            2,034             $500,000,369                    100.00%
                                                   =====             ============                    ======

         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 7.50% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 82.74%.

                                                        OCCUPANCY TYPES

                                                                                                 PERCENTAGE OF
                                                                                                 CUT-OFF DATE
                                                   NUMBER OF          AGGREGATE UNPAID             AGGREGATE
OCCUPANCY TYPE                                   MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------                                   --------------       -----------------        -----------------
   Owner Occupied............................          1,815             $454,987,496                 91.00%
   Investor..................................            180               37,318,114                  7.46
   Second Home...............................             39                7,694,759                  1.54
                                                       -----             ------------                ------
        Total................................          2,034             $500,000,369                100.00%
                                                       =====             ============                ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                          MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                                                  CUT-OFF DATE
                                                    NUMBER OF          AGGREGATE UNPAID             AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE               MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------------------               --------------       -----------------        -----------------
   Progressive Series Program (Full
   Documentation)............................              252           $  62,291,201                 12.46%
   Progressive Series Program (Limited
   (Stated) Documentation)...................              245              65,660,074                 13.13
   Progressive Series Program (No
   Income/No Asset Documentation)............               26               7,848,195                  1.57
   Progressive Express(TM)No Doc Program
   (No Documentation)........................              128              29,338,447                  5.87
   Progressive Express(TM)Program
   (Verified Assets).........................              650             167,436,682                 33.49
   Progressive Express(TM)Program (Non
   Verified Assets)..........................              708             161,322,715                 32.26
   Progressive Express(TM)Program No Doc
   Program (Verified Assets).................               25               6,103,056                  1.22
                                                         -----            ------------                ------
        Total................................            2,034            $500,000,369                100.00%
                                                         =====            ============                ======

         SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                                         RISK CATEGORIES

                                                                                                   PERCENTAGE OF
                                                                                                    CUT-OFF DATE
                                                  NUMBER OF            AGGREGATE UNPAID              AGGREGATE
               CREDIT GRADE                    MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
               ------------                    --------------         -----------------          -----------------
A+(1)........................................          319            $   83,406,631                    16.68%
A(1).........................................          181                46,418,927                     9.28
A-(1)........................................           21                 5,682,648                     1.14
B(1).........................................            1                   197,514                     0.04
C(1).........................................            1                    93,750                     0.02
Progressive Express(TM)I(2)..................          665               162,495,063                    32.50
Progressive Express(TM)II(2).................          710               171,710,160                    34.34
Progressive Express(TM)III(2)................           52                11,659,828                     2.33
Progressive Express(TM)IV(2).................           56                12,914,814                     2.58
Progressive Express(TM)V(2)..................           16                 2,918,552                     0.58
Progressive Express(TM)VI(2).................           12                 2,502,482                     0.50
                                                     -----              ------------                   ------
   Total.....................................        2,034              $500,000,369                   100.00%
                                                     =====              ============                   ======

_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

                                                         PROPERTY TYPES

                                                                                                   PERCENTAGE OF
                                                                                                    CUT-OFF DATE
                                                    NUMBER OF           AGGREGATE UNPAID              AGGREGATE
               PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
               -------------                     --------------        -----------------         -----------------
Single-Family...............................            1,346             $332,045,564                  66.41%
Planned Unit Development....................              366               97,032,776                  19.41
Condominium.................................              252               52,362,305                  10.47
Two-Family..................................               37               10,022,871                   2.00
Four-Family.................................               13                3,303,738                   0.66
Hi-Rise Condo...............................               12                2,800,424                   0.56
Three-Family................................                8                2,432,692                   0.49
                                                        -----             ------------                 ------
   Total....................................            2,034             $500,000,369                 100.00%
                                                        =====             ============                 ======



                                         GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID           AGGREGATE
                   STATE                       MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                   -----                       --------------       -----------------       -----------------
California.................................           1,265             $340,040,184               68.01%
Florida....................................             126               24,864,595                4.97
Other (less than 3% in any one state)......             643              135,095,591               27.02
                                                      -----             ------------              ------
   Total...................................           2,034             $500,000,369              100.00%
                                                      =====             ============              ======


         No more than approximately 0.59% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                                          LOAN PURPOSES

                                                                                               PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID            AGGREGATE
               LOAN PURPOSE                    MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
               ------------                    --------------       -----------------        -----------------
Purchase...................................          1,314             $312,227,256                  62.45%
Cash-Out Refinance.........................            550              141,728,064                  28.35
Rate and Term Refinance....................            170               46,045,049                   9.21
                                                     -----             ------------                 ------
   Total...................................          2,034             $500,000,369                 100.00%
                                                     =====             ============                 ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.